Taxation	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Taxation
Taxation

Income taxes consist of the following:

	Year ended December 31,
(In millions of U.S. dollars)	2013	2012	2011
Current tax expense:
Bermuda	—	—	—
Foreign	(0.5)	92.1	127.5
Deferred tax expense:
Bermuda	—	—	—
Foreign	20.3	8.4	(7.9)
Tax effect related to internal sales of assets	—	—	(92.1)
Amortization of tax effect on internal sale of assets	9.1	9.1	12.0

Total provision	28.9	109.6	39.5

Effective tax rate	10.9%	37.6%	13.8%

The Company may be taxable in more than one jurisdiction based on its drilling rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction. Thus, the Company may pay tax within some jurisdictions even though it might have an overall loss at the consolidated level.

The income taxes for the years ended December 31, 2013 and 2012 differed from the amount computed by applying the statutory income tax rate of 0% due to operations in foreign jurisdictions with different applicable tax rates as compared to Bermuda.

	Year ended December 31,
(In millions of U.S. dollars)	2013	2012	2011
Income taxes at statutory rate	—	—	—
Effect of internal sale of assets	—	—	(92.1)
Effect of amortization of tax on internal sale of assets	9.1	9.1	12.0
Effect of change in uncertain tax positions relating to prior year	—	79.0	24.0
Effect of taxable income in various countries	19.8	21.5	95.6

Total	28.9	109.6	39.5

Deferred Income Taxes
Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. The net deferred tax assets (liabilities) consist of the following:
Deferred Tax Assets:

(In millions of U.S. dollars)	December 31, 2013	December 31, 2012
Pension	15.4	12.8
Contracts and long term maintenance	1.0	22.5
Loss carry forward	2.9	—
Gross deferred tax asset	19.3	35.3

Deferred Tax Liability:

(In millions of U.S. dollars)	December 31, 2013	December 31, 2012
Long term maintenance	32.9	34.2
Tax depreciation	0.4	—
Pensions	2.4	—
Gross deferred tax liability	35.7	34.2
Net deferred tax (liability)/asset	(16.4)	1.1

Net deferred taxes are classified as follows:

(In millions of U.S. dollars)	December 31, 2013	December 31, 2012
Short-term deferred tax asset	2.9	9.5
Long-term deferred tax asset	16.4	25.8
Short-term deferred tax liability	—	(12.1)
Long-term deferred tax liability	(35.7)	(22.1)
Net deferred tax (liability)/asset	(16.4)	1.1

As of December 31, 2013, deferred tax assets related to net operating loss ("NOL") carryforwards was $2.9 million, which can be used to offset future taxable income. NOL carryforwards were generated in the United Kingdom and will not expire.
Uncertain tax positions
In October 2011, the tax authorities in Norway issued a tax reassessment pertaining to tax filings made by certain of our consolidated subsidiaries for the years 2007 through 2009. The following issues were addressed in the tax reassessment:
a)     The Company’s 2007 tax positions relating to a possible taxable gain arising from the transfer of certain legal entities to a different tax jurisdiction. These positions also affect the relevant filed tax assessments for 2008, 2009, 2010 and 2011. To the extent there is a taxable gain, there is also an uncertainty related to the amount of such gain, and this, in turn, is affected by the timing of the transfer of the domiciles of the legal entities to a new tax jurisdiction. In the Company’s opinion, the transfer by the legal entities of their domiciles took place in December 2007. The entities involved in this migration, were sold to Seadrill Ltd. on June 28th 2013 and therefore the exposure associated with these entities is no longer with North Atlantic.

b)    The principles for conversion of the functional currency for several Norwegian subsidiaries for tax reporting purposes. In the Company’s view, applicable tax legislation is subject to various interpretations related to the calculation of the tax basis measured in Norwegian kroner. There is ongoing correspondence with tax authorities with regards to calculation methods for conversion of accounts in functional currency to taxable income in Norwegian kroner.

Management has performed an analysis for uncertain tax positions in the various jurisdictions in which the Company operates in accordance with ASC Topic 740 Income Taxes. Based on the analysis, a tax liability related to uncertain tax positions of $0 million has been recorded as of December 31, 2013 (December 31, 2012: $142 million). The uncertain tax position was classified as Other current liabilities as of December 31, 2012.

In relation to the above mentioned possible tax claims, Seadrill had provided the Company with an indemnity declaration pursuant to which Seadrill has agreed to hold the Company harmless for any tax claims exceeding $63 million related to the move of legal entities to a new tax jurisdiction and the use of the US dollar as the functional currency for tax reporting purposes. The indemnification asset has been recorded as a non-cash transaction. This indemnity declaration is no longer relevant after the sale of the companies to Seadrill Ltd. on June 28,2013 as noted above.

The changes to our liabilities related to unrecognized tax positions, excluding interest and penalties that we recognize as a component of income tax expense, were as follows:

(In millions of U.S. dollars)
Balance at December 31, 2011	63.0
Additions	79.0
Balance at December 31, 2012	142.0
Reduction due to sale of entities	(142.0)
Balance at December 31, 2013	—

. The company does not have any other uncertain tax positions.

North Atlantic is headquartered in Bermuda where we have been granted a tax exemption until 2035. Other jurisdictions in which the Company operates are taxable based on rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction. Thus, the Company may pay tax within some jurisdictions even though it may have an overall loss at the consolidated level. The following table summarizes the earliest tax years that remain subject to examination by the major taxable jurisdictions in which the Company operates:

Jurisdiction	Earliest Open Year
Norway	2011
United Kingdom	2011
Ireland	2013